                           SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                            Uwharrie Capital Corp.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1)  Title of each class of securities to which transaction applies:

    ----------------------------------------------------------------------------

    (2)  Aggregate number of securities to which transaction applies:

    ----------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    ----------------------------------------------------------------------------

    (4)  Proposed maximum aggregate value of transaction:

    ----------------------------------------------------------------------------

    (5)  Total fee paid:

    ----------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

    ----------------------------------------------------------------------------

     2)  Form, Schedule, or Registration Statement No.:

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     3)  Filing Party:

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     4)  Date Filed:

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

                             UWHARRIE CAPITAL CORP
                            134 North First Street
                        Albemarle, North Carolina 28001

                   ----------------------------------------
                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                   ----------------------------------------


     NOTICE is hereby given that the Annual Meeting of Shareholders of Uwharrie Capital Corp (the "Company") will be held as follows:

          Place:  Stanly County Agri-Civic Center
                  26032 Newt Road
                  Albemarle, North Carolina

          Date:   Tuesday, April 24, 2001

          Time:   4:00 p.m. - Business Meeting
                  5:30 p.m. - Dinner

     The purposes of the meeting are:

     1.   To elect six directors of the Company;

     2. To ratify the appointment of Dixon Odom PLLC as the Company's independent public accountants for 2001; and

     3. To transact such other business as may properly be presented for action at the meeting.

     YOU ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. HOWEVER, EVEN IF YOU PLAN TO ATTEND, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED APPOINTMENT OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE TO ENSURE THAT A QUORUM IS PRESENT AT THE MEETING. THE GIVING OF AN APPOINTMENT OF PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE IT OR TO ATTEND THE MEETING AND VOTE IN PERSON.

                            By Order of the Board of Directors



                            Roger L. Dick
                            Chief Executive Officer

March 27, 2001

                             UWHARRIE CAPITAL CORP
                            134 North First Street
                        Albemarle, North Carolina 28001
                                (704) 982-4415

                                ---------------
                                PROXY STATEMENT
                                ---------------

                        ANNUAL MEETING OF SHAREHOLDERS

     This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors of Uwharrie Capital Corp (the "Company") of appointments of proxy for use at the annual meeting of the Company's shareholders (the "Annual Meeting") to be held on Tuesday, April 24, 2001, at 4:00 p.m., in the Stanly County Agri-Civic Center, 26032 Newt Road, Albemarle, North Carolina, and at any adjournments thereof. The Company's proxy solicitation materials are being mailed to shareholders on or about March 27, 2001.

Voting of Proxies

     Persons named in the enclosed appointment of proxy as proxies (the "Proxies") to represent shareholders at the Annual Meeting are Roger L. Dick, Ronald B. Davis and Christy D. Stoner. Shares represented by each appointment of proxy which is properly executed, returned and not revoked, will be voted in accordance with the directions contained therein. If no directions are given, such shares will be voted "FOR" the election of each of the six nominees for director named in Proposal 1, and "FOR" Proposal 2. If, at or before the time of the Annual Meeting, any nominee named in Proposal 1 has become unavailable for any reason, the proxies will be authorized to vote for a substitute nominee. On such other matters as may come before the meeting, the proxies will be authorized to vote in accordance with their best judgment.

Record Date

     The close of business on March 12, 2001, has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Only those shareholders of record on that date will be eligible to vote on the proposals described herein.

Voting Securities

     The Company's voting securities are the shares of its common stock, par value $1.25 per share, of which 5,741,783 shares were issued and outstanding on the Record Date.

Voting Procedures; Votes Required for Approval

     At the Annual Meeting, each shareholder will be entitled to one vote for each share held of record on the Record Date on each matter submitted for voting and, in the election of directors, for each director to be elected. In accordance with North Carolina law, shareholders will not be entitled to vote cumulatively in the election of directors. In the election of directors, the six nominees receiving the highest number of votes will be elected.

     For Proposal 2 to be approved, a majority of the shares represented in person and by proxy and entitled to vote at the Annual Meeting must be voted in favor of approval. Abstentions and broker nonvotes will have no effect in the voting on this proposal.

Revocation of Appointment of Proxy

     Any shareholder who executes an appointment of proxy has the right to revoke it at any time before it is exercised by filing with the Secretary of the Company either an instrument revoking it or a duly executed appointment of proxy bearing a later date, or by attending the Annual Meeting and announcing his or her intention to vote in person.

Expenses of Solicitation

     The Company will pay the cost of preparing, assembling and mailing this Proxy Statement. Appointments of proxy also may be solicited personally or by telephone by the directors, officers and employees of the Company and its subsidiaries without additional compensation. The Company will reimburse banks, brokers and other custodians, nominees and fiduciaries for their costs in sending the proxy materials to beneficial owners.

Beneficial Ownership of Securities by Directors

     As of February 21, 2001, there were no persons who were known to management of the Company to beneficially own more than 5% of the Company's common stock. The following table lists the individual beneficial ownership of the Company's common stock as of February 21, 2001, by the Company's current directors and nominees for director, and by all current directors, nominees and executive officers of the Company as a group. No current director or executive officer owned more than 1% of the shares outstanding on February 21, 2001. Current directors, nominees and executive officers as a group beneficially owned 8.79% of the shares outstanding or options exercisable by members of the group on such date.

                                                      Amount and
                                                      Nature of
                   Name and Address                   Beneficial
                   of Beneficial Owner            Ownership /(1, 2)/
                   -------------------            ------------------

                   Cynthia H. Beane                      22,260
                   Albemarle, NC

                   Joe S. Brooks                         18,932
                   Albemarle, NC

                   Ronald T. Burleson                    14,898
                   Richfield, NC

                                                      Amount and
                                                      Nature of
                   Name and Address                   Beneficial
                   of Beneficial Owner            Ownership /(1, 2)/
                   -------------------            ------------------

                   Bill C. Burnside, D.D.S.              10,175
                   Albemarle, NC

                   Gail C. Burris                         1,272
                   New London, NC

                   David M. Jones, D.V.M.                 2,121
                   Asheboro, NC

                   Kyle H. Josey                            424
                   Albemarle, NC

                   James F. Link, D.V.M.                 11,370
                   New London, NC

                   Joyce H. Little                          862
                   Oakboro, NC

                   W. Chester Lowder                      2,807
                   Norwood, NC

                   Buren Mullis                          31,827
                   Locust, NC

                   John P. Murray, M.D.                  16,257
                   Albemarle, NC

                   Kent E. Newport                        3,496
                   Albemarle, NC

                   George T. Reaves                       8,539
                   Mt. Gilead, NC

                   A. James Russell                       2,336
                   Albemarle, NC

                   B. A. Smith, Jr.                      39,568
                   Stanfield, NC

                   Douglas V. Waddell                       874
                   Albemarle, NC

                   Hugh E. Wallace                       51,482
                   Wadesboro, NC

                   All current directors,               504,914
                   nominees for director and
                   executive officers as a group
                   (21 persons) (3)

(1) Except as otherwise noted, to the best knowledge of management of the Company, the individuals named or included in the group above exercise sole voting and investment power with respect to all shares shown as beneficially owned. The calculations of the percentage of class beneficially owned by each individual are based on a total of 5,741,783 shares currently outstanding plus the number of shares capable of being issued to that individual (if any) within 60 days upon the exercise of stock options held by that individual (if any).

(2) Includes shares over which the named individual shares voting and investment power as follows: Ms. Beane - 21,266 shares; Mr. Brooks - 7,879 shares; Mr. Burleson - 742 shares; Dr. Burnside - 9,751 shares; Ms. Burris-424 shares; Mr. Link - 9,335 shares; Mr. Lowder - 2,337 shares; Dr.
     Murray - 12,392 shares; Mr. Newport - 1,980 shares; Mr. Russell - 385 shares; Mr. Smith - 33,918 shares; Mr. Waddell - 20 shares; Mr. Wallace - 51,482 shares.

(3) Includes a total of 114,214 shares as to which the persons included in the group exercise sole voting and investment power, and 152,441 shares as to which such power is shared. Also includes an aggregate of 236,051 shares which executive officers included in the group could purchase under stock options exercisable within 60 days and 2,208 shares granted under the Uwharrie Capital Corp Stock Ownership Plan and Trust (the "ESOP").

Reports of Changes in Beneficial Ownership

     Directors and executive officers of the Company are required by federal law to file reports with the Securities and Exchange Commission regarding the amount of and changes in their beneficial ownership of the Company's common stock. To the knowledge of the management of the Company based upon information supplied to the Company by the directors and executive officers, all required reports of directors and executive officers of the Company have been timely filed.


                      PROPOSAL 1:  ELECTION OF DIRECTORS

Nominees

     The Company's Bylaws provide for a Board of Directors composed of 18 members divided into three classes, each consisting of six directors who are elected to terms of three years. Each year the terms of six directors expire and six persons are elected as directors for new three-year terms. The Board of Directors intends to nominate the six persons named below for election by shareholders at the Annual Meeting as directors of the Company for three-year terms or until their respective successors are duly elected and qualified.

                                             Year in Which
                              Positions      First Elected/
                                with            Proposed                      Principal Occupation
Name and Age                   Company        Term Expires         and Business Experience For Past Five Years
------------                   -------        ------------         -------------------------------------------
Bill C. Burnside, D.D.S.      Director         1998/2004           Bill Burnside, D.D.S., Albemarle, NC
(51)                                                               (dentistry)

Gail C. Burris                Director         1998/2004           Owner and Manager, Rosebriar Restaurant,
(46)                                                               Albemarle, NC

                                             Year in Which
                              Positions      First Elected/
                                with            Proposed                      Principal Occupation
Name and Age                   Company        Term Expires         and Business Experience For Past Five Years
------------                   -------        ------------         -------------------------------------------
David M. Jones, D.V.M.        Director         1998/2004           Director, North Carolina Zoological Park,
(56)                                                               Asheboro, NC (NC Department of Environment and
                                                                   Natural Resources)

Buren Mullis                  Director         1998/2004           Retired; previously, Vice President and General
(67)                                                               Manager of Sundrop Bottling Co., Inc., Concord, NC

John P. Murray, M.D.          Director         1996/2004           Retired; previously, Physician and owner,
(59)                                                               Albemarle Ear, Nose and Throat, Albemarle, NC

Hugh E. Wallace               Director        New Nominee          President, Anson Apparel Company, Wadesboro, NC
(65)                                             2004              (textile manufacturing); Owner, Anson Apparel III,
                                                                   Wadesboro, NC (textile manufacturing)

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE
                                                               ---
NOMINEES NAMED ABOVE.


Incumbent Directors

     The Company's current Board of Directors includes 12 directors whose terms will continue after the Annual Meeting. The following table contains information about those 12 incumbent directors.

                                             Year in Which
                              Positions      First Elected/
                                with          Current Term                    Principal Occupation
Name and Age                   Company       Expires /(1)/         and Business Experience For Past Five Years
------------                   -------       -------------         -------------------------------------------
Cynthia H. Beane              Director         1996/2002           Cynthia H. Beane, CPA, Albemarle, NC (certified
(52)                                                               public accountant)

Joe S. Brooks                 Director         1997/2003           Partner, Brothers Precision Tool Company, Albemarle,
(51)                                                               NC (tool and die shop)

Ronald T. Burleson            Director         1997/2003           Partner, Thurman Burleson & Sons Farm, Richfield, NC
(51)                                                               (farming - cotton and grain); Partner, Rolling Hills
                                                                   Gin, LLC (cotton gin)

Kyle H. Josey                 Director         2000/2002           Owner, Josey & Josey Accountants, Albemarle, NC
(49)                                                               (accounting services)

James F. Link, D.V.M.         Director         1997/2003           Veterinarian and Owner, North Stanly Animal Clinic,
(48)                                                               New London, NC (small animal medicine/surgery)

                                             Year in Which
                              Positions      First Elected/
                                with          Current Term                    Principal Occupation
Name and Age                   Company       Expires /(1)/         and Business Experience For Past Five Years
------------                   -------       -------------         -------------------------------------------
Joyce H. Little               Director         2000/2002           Vice President/Secretary/Treasurer, Wiley Little
(58)                                                               Drywall, Inc.; Mayor, Oakboro, NC

W. Chester Lowder             Director         1995/2002           Director of Dairy and Beef Services, Assistant
(52)                                                               Director of Natural Resources, North Carolina Farm
                                                                   Bureau Federation, Raleigh, NC (agricultural service
                                                                   agency); President, Fork "L" Farm, Inc., Norwood, NC
                                                                   (farming operation)

Kent E. Newport               Director         1997/2003           President, KDC, Inc. DBA Coy's Laundromat, Albemarle,
(40)                                                               NC (coin laundry and self-service carwash)

George T. Reaves              Director         1997/2003           Retired; previously, Vice President Traffic and
(73)                                                               Transportation, Collins & Aikman Corporation,
                                                                   Albemarle, NC (manufacturer of automotive fabrics,
                                                                   upholstery, yarns)

A. James Russell              Director         1997/2003           Construction Manager, J.T. Russell & Sons, Inc.,
(46)                                                               Albemarle, NC (highway heavy utility construction)

B.A. Smith, Jr.               Director         1996/2002           Retired; Stanfield, NC, previously, Pilot and Base
(67)                                                               Commander, United States Air Force

Douglas V. Waddell            Director         1995/2002           Retired; previously, Manager, Sears & Roebuck -
(72)                                                               Automotive Department, Albemarle, NC (retail store)

(1) The year first elected indicates the year in which each individual was first elected a director of the Bank of Stanly or the Company, as applicable, and does not reflect breaks in certain of the named individuals' tenures as directors of the Bank of Stanly or the Company, as applicable.


Director Compensation

     For service during 2001, each director will be paid a fee of $200 for each Board of Directors meeting attended and $100 for attendance at each meeting of a committee.

     During 1994, the Company adopted a plan under which individual directors may elect each year to defer receipt of all or a designated portion of their fees for that year. Amounts so deferred earn interest at rates tied to market indices selected quarterly by the plan administrators, and such amounts become payable in the future (in a lump sum or annual installments) as specified by the director at the time of his or her deferral election. During 2000, Directors Brooks, Jones, Link, Lowder, Mullis, Reaves and Russell deferred compensation pursuant to such plan.

Meetings and Committees of the Board of Directors

     The Board of Directors of the Company held six regular meetings and two special meetings during 2000. Each current director attended 75% or more of the aggregate number of meetings of the Board of Directors and of any committees on which he or she served with the exception of David M. Jones whose absences were due to prior business commitments.

     The Company's Board of Directors has several standing committees, including an Examining Committee and a Personnel/Stock Option Committee.

     The Company does not have a standing Nominating Committee. Functions performed by a nominating committee have been performed by the Board of Directors as a whole who nominated the six nominees listed above. Recommendations of nominee candidates by shareholders for the 2002 Annual Meeting should be submitted in writing to the Chief Executive Officer of the Company by September 30, 2001, and should be accompanied by a statement of each candidate's qualifications and willingness to serve as a director.


                       Report of the Examining Committee

     The Examining Committee of the Company is responsible for receiving and reviewing the annual audit report of the Company's independent auditors and reports of examinations by bank regulatory agencies, and helps formulate, implement, and review the Company's and its subsidiaries' internal audit programs.

     During the course of its examination of the Company's audit process in 2000, the Examining Committee reviewed and discussed the audited financial statements with management. The Examining Committee also discussed with the independent auditors, Dixon Odom PLLC, all matters required to be discussed by the Statement of Auditing Standards No. 61, as amended. Furthermore, the Examining Committee received from Dixon Odom PLLC disclosures regarding their independence required by the Independence Standards Board Standard No. 1, as amended and discussed with Dixon Odom PLLC their independence.

     Based on the review and discussions above, the Examining Committee recommended to the Board of Directors that the audited financial statements be included in the Company's annual report on Form 10-KSB for the year ended December 31, 2000 for filing with the appropriate regulator. The Examining Committee met three times during 2000.

     The Examining Committee has written a charter which is attached as Exhibit
A.

     The Company is not a member of any exchange. However, the Examining Committee members are "independent" as defined by the Nasdaq listing standards.

     The Examining Committee has considered whether the principal accountant's provision of other non-audit services to the Company is compatible with maintaining independence of

Dixon Odom PLLC. The Examining Committee has determined that it is compatible with maintaining the independence of Dixon Odom PLLC.

     This report is submitted by the Examining Committee: Joe S. Brooks - Chairman, Bill C. Burnside, D.D.S., Gail C. Burris, John P. Murray, M.D., George
T. Reaves and Kent E. Newport.

     Personnel/Stock Option Committee. The current members of the Personnel/Stock Option Committee which performs the functions of the Compensation Committee are B.A. Smith, Jr. - Chairman, Ronald T. Burleson, Kyle
H. Josey, James F. Link, D.V.M., W. Chester Lowder and A. James Russell. The Personnel/Stock Option Committee is authorized to consider and make recommendations to the Board of Directors for action on matters pertaining to the compensation of executive officers of the Company and its subsidiaries. The Personnel/Stock Option Committee met four times during 2000.

Executive Officers

     The following table contains information about the current executive officers of the Company, the Bank of Stanly and its subsidiary, The Strategic Alliance Corporation.

Name and Age            Current Positions with Company and/or Subsidiary                 Employed Since
------------            ------------------------------------------------                 ---------------
Roger L. Dick           Chief Executive Officer of the Company                                  1983
(49)
Ronald B. Davis         President of the Company and President and Chief Executive              1997
(53)                    Officer of the Bank of Stanly

Christy D. Stoner       President and Chief Executive Officer of The Strategic                  1991
(36)                    Alliance Corporation


Executive Compensation

     The following table shows for 2000, 1999, and 1998 the compensation paid to or received or deferred by the executive officers of the Company and its direct and indirect subsidiaries. No other current executive officers received compensation for the years indicated which exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                            Annual Compensation          Long-Term Compensation
                                                                         --------------------------  ------------------------------
                                                                                                                 Awards
                                                                                                                -------
                                                                                                                           All
                                                                                                                          Other
                                                                                                                         Compen-
                                                                               Salary       Bonus       Options          sation
Name and Principal Position                                              Year  ($)(1)       ($)(2)       (#)(3)          ($)(4)
---------------------------                                              ----  -------      ------       ------           -----
Roger L. Dick, Chief Executive Officer of the Company                    2000   165,298      49,610            -0-         5,250
                                                                         1999   135,163      38,258        54,100          4,863
                                                                         1998   125,500      26,275         9,689          9,142

Ronald B. Davis, President of the Company; President and Chief           2000   158,802      49,595            -0-         5,250
Executive Officer of the Bank of Stanly                                  1999   135,163      38,268        72,000          3,010
                                                                         1998   125,500      20,775         9,688          2,988


Christy D. Stoner, President and Chief Executive Officer of The          2000   117,572      34,878            -0-         3,442
Strategic Alliance Corporation                                           1999    84,167      19,208        69,400          2,584
                                                                         1998    75,000       6,271         3,000          4,522



(1) Includes amounts deferred at the officers' election pursuant to the Company's Section 401(k) savings plan.

(2) Includes all cash bonuses received for each year. At the end of each year the Company's Board of Directors may approve the payment of annual cash bonuses to individual officers based on the Company's results of operations and their individual performance during the year. The payment and amounts of any such bonuses are determined solely by the Company's Board of Directors. In addition to discretionary cash bonuses, the Company maintained an incentive plan under which, at the end of each calendar quarter, each of certain officers and employees could receive a cash bonus (equal to 5.0% of their quarterly salary) if the Company's financial performance for that quarter equaled or exceeded budgeted amounts.

(3) The number of shares covered by options increased by 135,015 as a result of a 3% stock dividend declared in December 1996, a 5% stock dividend in 1997, a 2-for-1 stock split in 1998, and a 3% stock dividend declared in November 1999.

(4) Consists entirely of the Company's contributions on behalf of the executive officers to the Company's Section 401(k) savings plan.


Stock Options

     The following table contains information with respect to stock options exercised during 2000 and held at December 31, 2000 by Roger L. Dick, Ronald B. Davis and Christy D. Stoner.


                      AGGREGATED OPTION EXERCISES IN 2000
                           AND YEAR-END OPTION VALUES

                                                       Number of Securities                    Value of Unexercised
                                                      Underlying Unexercised                   In-the-Money Options
                                                      Options at 12/31/00 (#)                   at 12/31/00 ($)(1)
                                                      ----------------------                 ------------------------

                                Shares
                             Acquired on     Value
                               Exercise    Realized
Name                             (#)          ($)     Exercisable      Unexercisable         Exercisable         Unexercisable
----                              --           --     -----------      -------------         -----------         -------------
Roger L. Dick                     27,300     78,687      86,253            51,535                145,649            113,678
Ronald B. Davis                   37,568     73,946      65,037            39,353                 43,706             43,976
Christy D. Stoner                 18,924     55,048      84,721            28,607                141,206             18,881

(1) Represents the aggregate fair market value at December 31, 2000 (based on a trading price of $6.00 per share) of shares underlying unexercised options held on that date, minus the aggregate exercise or purchase price of those shares.

Employee Stock Ownership Plan

     On January 1, 1999, the ESOP became effective. Under the ESOP, all employees who have been employed by the Company or any of its direct or indirect subsidiaries for one year and attained the age of 18 are eligible to participate. Pursuant to the ESOP, 224,726 dividend adjusted shares were placed in trust with Roger L. Dick, Ronald B. Davis, Christy D. Stoner, Lorelei V. Misenheimer, Jacqueline S. Jernigan and Barbara S. Williams as trustees. In 2000, 12,485 shares were allocated to employees under the ESOP.

Transactions with Management

     The Bank of Stanly and Anson Bank & Trust Company have had, and expect to have in the future, banking transactions in the ordinary course of business with certain of the directors and executive officers and their associates of the Company and its direct and indirect subsidiaries. All loans included in such transactions were made on substantially the same terms, including interest rates, repayment terms and collateral, as those prevailing at the time for comparable transactions with other persons, and do not involve more than the normal risk of collectibility or present other unfavorable features.


            PROPOSAL 2:  RATIFICATION OF APPOINTMENT OF ACCOUNTANTS

     The Board of Directors has appointed the firm of Dixon Odom PLLC, Certified Public Accountants, as the Company's independent accountants for 2001, and a proposal to ratify that appointment will be submitted for shareholder approval at the Annual Meeting.

     The Bank has paid Dixon Odom PLLC fees in connection with its assistance in the Company's annual audit and review of the Company's financial statements. Sometimes, the Company engages Dixon Odom PLLC to assist in other areas of financial planning. The following table sets forth the fees paid to Dixon Odom PLLC in various categories in 2000.

Category                                                   Amount Paid
--------                                                   -----------
Audit Fees:                                                   $50,000

Financial Information System Design and Implementation             --
 Fees:

All Other Fees:                                                26,314
                                                              -------

Total Fees Paid:                                              $76,314
                                                              =======

     A representative of Dixon Odom PLLC is expected to be present at the Annual Meeting and available to respond to appropriate questions, and will have the opportunity to make a statement if he desires to do so.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION
                                                               ---
OF THE APPOINTMENT OF DIXON ODOM PLLC AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR 2001.


                                 OTHER MATTERS

     The Board of Directors knows of no other business that will be brought before the Annual Meeting. Should other matters properly be presented for action at the Annual Meeting, the Proxies, or their substitutes, will be authorized to vote shares represented by appointments of proxy according to their best judgment.


                           PROPOSALS OF SHAREHOLDERS

     Any proposal of a shareholder which is intended to be presented at the Company's 2002 Annual Meeting must be received by the Company at its main office in Albemarle, North Carolina, no later than November 17, 2001, to be considered timely received for inclusion in the proxy statement and appointment of proxy to be distributed in connection with that meeting. If a proposal for the 2002 Annual Meeting is not expected to be included in the proxy statement for that meeting, the proposal must be received by the Company by February 15, 2002 for it to be timely received for consideration. The Company will use its discretionary authority for any proposals received thereafter.


                            ADDITIONAL INFORMATION

     A COPY OF THE COMPANY'S 2000 ANNUAL REPORT ON FORM 10-KSB WILL BE PROVIDED WITHOUT CHARGE TO ANY SHAREHOLDER ENTITLED TO VOTE AT THE ANNUAL MEETING UPON THAT SHAREHOLDER'S WRITTEN REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO TAMARA M. SINGLETARY, SECRETARY, UWHARRIE CAPITAL CORP, 134 NORTH FIRST STREET, ALBEMARLE, NORTH CAROLINA 28001.

                                   Exhibit A
                                   ---------

                             UWHARRIE CAPITAL CORP
                          Examining Committee Charter

Organization

There shall be a committee of the Board of Directors to be known as the Examining Committee. The Examining Committee shall be composed of directors who are independent of the management of the Company and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a committee member. Members of the Examining Committee shall be financially literate or become financially literate within a reasonable period of time after appointment to the Examining Committee and at least one member shall have accounting, related financial management expertise, or other comparable experience or background that results in the individual's financial sophistication.

Statement of Policy

The Examining Committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Company, and the quality and integrity of the financial reports and other operating controls of the Company. In so doing, it is the responsibility of the Examining Committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, the financial management and other employees of the Company.

Responsibilities

In carrying out its responsibilities, the Examining Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices and other operating controls of the Company are of high quality and are in accordance with all requirements.

In carrying out these responsibilities, the Examining Committee will:

 .    Select, evaluate, and where appropriate, replace the independent auditors to audit the financial statements of the Company and its subsidiaries. In doing so, obtain disclosures regarding the auditors' independence required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and discuss with the auditors the auditors' independence. The independent auditors are to be accountable to the Board of Directors and the Examining Committee, as representatives of the shareholders.

 .    Review the scope of the audit and the audit procedures utilized.

 .    Review with the independent auditors, the internal auditor and the
     Company's financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the Company. Emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

 .    Provide sufficient opportunity for the independent auditors to meet with the members of the Examining Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

 .    Be available to the independent auditors during the year for consultation purposes.

 .    Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as may be modified or supplemented.

 .    Review with management and the independent accountants the Company's financial disclosure documents, including all annual and quarterly financial statements and reports filed with the Federal Deposit Insurance Company or sent to stockholders. Following the satisfactory completion of each year-end review, recommend to the Board the inclusion of the audited financial statements in the Company's filing on Form 10-KSB. The year-end review shall include any significant problems and material disputes between management and the independent accountants and a discussion with the independent accountants out of management's presence of the quality of the Company's accounting principles as applied in its financial reporting, the clarity of the Company's financial disclosures and degree of aggressiveness or conservatism of the Company's accounting principles and underlying estimates, and a frank and open discussion of other significant decisions made by management in, preparing the financial disclosure. With respect to the independent accountants' reviews of quarterly reports on Form 10-QSB, communication from the independent accountants may be received on behalf of the Examining Committee by the Committee Chair, who will report thereon to the full Examining Committee at its next meeting.

 .    Review the internal audit function of the Company including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.

 .    Receive reports or summaries of findings from completed internal audits, together with management responses, and monitor progress of the proposed internal audit plan, with explanations for any deviations from the original plan.

 .    Prepare the reports required by the rules of the applicable regulatory authorities to be included in the Company's annual proxy statement.

 .    Submit the minutes of all meetings of the Examining Committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors.

 .    Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

While the Examining Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Examining Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Examining Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations.

REVOCABLE PROXY

                             UWHARRIE CAPITAL CORP
                            134 North First Street
                        Albemarle, North Carolina 28001

                             APPOINTMENT OF PROXY
                        SOLICITED BY BOARD OF DIRECTORS

     The undersigned hereby appoints Roger L. Dick, Ronald B. Davis and Christy
D. Stoner (the "Proxies"), or any of them, as attorneys and proxies, with power of substitution, to vote all outstanding shares of the common stock of Uwharrie Capital Corp (the "Company") held of record by the undersigned on March 12, 2001, at the Annual Meeting of Shareholders of the Company to be held at the Stanly County Agri-Civic Center at 26032 Newt Road, Albemarle, North Carolina, at 4:00 p.m. on April 24, 2001, and at any adjournments thereof:

1. ELECTION OF DIRECTORS: Proposal to elect six directors of the Company for three year terms or until their successors are duly elected and qualified.

     _____ FOR all nominees listed below       _____  WITHHOLD AUTHORITY
           (except as indicated otherwise             to vote for all nominees
           below)                                     listed below

          Nominees:
               Bill C. Burnside, D.D.S.
               Gail C. Burris
               David M. Jones, D.V.M.
               Buren Mullis
               John P. Murray, M.D.
               Hugh E. Wallace


     (Instruction: To withhold authority to vote for one or more nominees, write that nominee's name on the line provided.)

2. RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS: Proposal to ratify the appointment of Dixon Odom PLLC as the Company's independent accountants for 2001.

               _____  FOR  _____ AGAINST      _____ ABSTAIN

3. OTHER BUSINESS: The Proxies are authorized to vote the shares represented by this Appointment of Proxy according to their best judgment on such other matters as may be presented for action at the Annual Meeting.

     THE SHARES REPRESENTED BY THIS APPOINTMENT OF PROXY WILL BE VOTED BY THE PROXIES IN ACCORDANCE WITH THE SPECIFIC INSTRUCTIONS ABOVE. IN THE ABSENCE OF INSTRUCTIONS, THE PROXIES WILL VOTE SUCH SHARES "FOR" THE ELECTION OF EACH OF THE NOMINEES LISTED IN PROPOSAL 1 ABOVE AND "FOR" PROPOSAL 2 ABOVE. IF, AT OR BEFORE THE TIME OF THE MEETING, ANY OF THE NOMINEES LISTED IN PROPOSAL 1 FOR ANY REASON HAVE BECOME UNAVAILABLE FOR ELECTION OR UNABLE TO SERVE AS DIRECTORS, THE PROXIES HAVE THE DISCRETION TO VOTE FOR A SUBSTITUTE NOMINEE OR NOMINEES. THIS APPOINTMENT OF PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING IT OR A DULY EXECUTED APPOINTMENT OF PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING AND REQUESTING THE RIGHT TO VOTE IN PERSON.



                       Date: _________________________________, 2001



                       ________________________________________(SEAL)
                       (Signature)


                       ________________________________________(SEAL)
                       (Signature, if shares held jointly)

                       Instruction:  Please sign above exactly as your name
                                                       -------
                       appears on this appointment of proxy. Joint owners of shares should both sign. Fiduciaries or other persons
                                     ----
                       signing in a representative capacity should indicate the capacity in which they are signing.



               PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS
               ------------------------------------------------
                      PROXY CARD IN THE ENCLOSED ENVELOPE
                      -----------------------------------

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